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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-119418 of Hartford Life and Annuity Insurance Company Separate Account Three, on Form N-4, of our report dated March 29, 2005, relating to the statutory basis financial statements of Hartford Life and Annuity Insurance Company as of and for the years ended December 31, 2004 and 2003, and of our report dated February 24, 2005, relating to the statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account Three as of December 31, 2004 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004, both appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
October 3, 2005